UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Lexaria Bioscience Corp.
Name of the Registrant as Specified In Its Charter

N/A

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2024 ANNUAL MEETING Place: Time: Date: CORPORATE DATA

Letter to the Shareholders

Notice of Annual Meeting of Shareholders

Definitive Proxy Statement

Proxy Card

Lexaria Bioscience Corp.

100 – 740 McCurdy Road

Kelowna, British Columbia

1:00 p.m. (PT)

April 23, 2024

Directors and Executive Officers

Chris Bunka, Director, CEO & Chairman

John Docherty, Director & President

Nicholas Baxter, Director

William (Ted) McKechnie, Director

Albert Reese Jr., Director

Dr. Catherine C. Turkel, Director

Registrar and Transfer Agent

Computershare Investor Services

510 Burrard Street, 3rd Floor

Vancouver, BC  V6C 3B9

Auditor

MaloneBailey LLP

10370 Richmond Avenue

Suite 600

Houston, TX  77042

Listing

Nasdaq (LEXX & LEXXW)

March 6, 2024

Dear Shareholder:

We are pleased to invite you to our 2024 annual shareholder meeting to be held on April 23, 2024, via Event Conferencing.  We strongly recommend that you vote by proxy (pursuant to the instructions contained in your proxy form) or attend our 2024 annual shareholder meeting on Tuesday, April 23, 2024, by way of joining our Event Conferencing session via the following number:   for Toronto residents (416) 764-8658 or toll-free at 1-888-886-7786.  You will be provided with an opportunity to vote on the proposals contained in the attached proxy circular at the event conferencing session.  The proxy materials are first being made available to our shareholders on or about March 6, 2024.  The meeting will begin promptly at 1:00 p.m. PT.

In order to facilitate clear communications, all participants will be placed in lecture mode and will have their microphones muted.  We welcome questions and encourage you to email any questions that you may have regarding the proposals to the Company in advance of the meeting.  Please provide your questions to our Head of Legal, Vanessa Carle at vcarle@lexariabioscience.com as we will only have time to answer questions on proposals that are submitted in advance and a maximum of two (2) questions per proposal during the Meeting.  When we come to each proposal that requires a vote, we will have the moderator provide instructions on the process for asking questions for the purposes of discussion on the proposal.  Once the questions have been responded to, the moderator will provide instructions on the method of voting on the proposal.

In addition to the matters described in the Notice of Annual Meeting of Shareholders and the Proxy Statement, we will be conducting a question and answer session after the termination of the meeting (the “Q & A Session”) regarding Lexaria’s strategic business plan and the status of its research study programs, all as initially outlined in the Company’s annual letter issued on January 24, 2024 and available at https://ir.lexariabioscience.com/news-events/press-releases/detail/236/lexaria-releases-annual-letter-from-the-ceo.  The Q & A Session will entail the Chief Executive Officer answering questions that were submitted in advance of the Meeting; it should be noted that no new questions will be taken from attendees during the Q & A session.  We strongly desire the opportunity to address any questions that you might have, so in order to ensure that we are able to address as many general questions as possible, we encourage you to forward your questions in advance of the meeting by emailing our Head of Legal, Vanessa Carle at vcarle@lexariabioscience.com who will then ensure that they are answered at the end of the meeting.

The members of the Board and management hope that you and your loved ones continue to stay healthy and safe.

Sincerely,

/s/ Christopher Bunka

Christopher Bunka

Chief Executive Officer & Chairman

LEXARIA BIOSCIENCE CORP.

100 – 740 McCurdy Road

Kelowna, BC, Canada V1X 2P7

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 23, 2024

NOTICE IS HEREBY GIVEN that Lexaria Bioscience Corp., a Nevada corporation (“Lexaria”, “Company”, “we”, “us”, or “our”), will hold an annual meeting of shareholders (the “Meeting”) via Event Conferencing (the call in number for Toronto residents is (416) 764-8658 or toll-free at 1-888-886-7786) whereby the Chief Executive Officer of the Company will conduct the formal business of the meeting from the Company’s head office located at Unit 100 – 740 McCurdy Road, Kelowna, BC, Canada, V1X 2P7, at 1:00 p.m. (PT), on Tuesday, April 23, 2024 for the following purposes:

1.

to elect the following six director nominees, John Docherty, Christopher Bunka, William (Ted) McKechnie, Nicholas Baxter, Albert Reese Jr. and Dr. Catherine C. Turkel as Directors to serve our Company for the ensuing year or until their successors are elected;

2.	to ratify the appointment of MaloneBailey LLP as our independent registered public accounting firm for the fiscal year ending August 31, 2024, and to allow the Directors to set the remuneration;

3.	to ratify and approve all acts of the Directors, lawfully made, since the last shareholders’ meeting;

4.	to transact such other business as may properly come before the Meeting or any adjournment of postponement thereof.

Our Board of Directors has fixed the close of business on February 26, 2024, as the record date (the “Record Date”) for the determination of the shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. Only the shareholders of record on the Record Date are entitled to vote at the Meeting.

Whether or not you plan on attending the Meeting, we ask that you vote by proxy by following instructions provided in your proxy card as promptly as possible. If your shares are held of record by a broker, bank, or other nominee, please follow the voting instructions sent to you by your broker, bank, or other nominee in order to vote your shares.

Sincerely,

By Order of the Board of Directors

Per:	/s/ Christopher Bunka
Christopher Bunka
Chief Executive Officer

Date: March 6, 2024

Important Notice Regarding Availability of Proxy Materials for the Stockholders’ Meeting To Be Held on April 23, 2024.  This notice of meeting, the proxy statement for the meeting and our Annual Report on Form 10-K for the fiscal year ended August 31, 2023, are available at www.colonialstock.com/LEXX2024.  The proxy materials are first being made available to our shareholders on or about March 6, 2024.

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i

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LEXARIA BIOSCIENCE CORP.

100 – 740 McCurdy Road

Kelowna, BC, Canada V1X 2P7

Telephone:  (250) 765-6424

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 23, 2024

GENERAL INFORMATION ABOUT THE MEETING OF SHAREHOLDERS

The Board of Directors of Lexaria Bioscience Corp. (“Lexaria”, “we”, “us” or “our”) is soliciting proxies for use at the Annual Meeting of Shareholders to be held via Event Conferencing by way of calling:  for Toronto residents (416) 764-8658; and for all others 1-888-886-7786, at 1:00 p.m. (PT), on Tuesday, April 23, 2024 or at any adjournment of the Annual Meeting (the “Meeting”).

This proxy statement, the attached notice of the Meeting, a proxy card and our Annual Report on Form 10-K for the year ended August 31, 2023, as filed with the Securities and Exchange Commission on November 20, 2023 are collectively referred to as the “proxy materials”.  The proxy materials are first being made available to our shareholders on or about March 6, 2024.

Important Notice Regarding the Internet Availability of Proxy Materials

for the Meeting to be Held on April 23, 2024

All shareholders have the ability to access the proxy materials on the website referred to in the attached Notice of Annual Meeting.  Pursuant to rules adopted by the U.S. Securities Exchange Commission (the “SEC”), we have elected to send a Notice of Internet Availability of Proxy Materials (the “Notice”) to our shareholders instead of mailing printed copies of the proxy materials, unless you have previously elected to receive printed materials.  The Notice provides instructions on how to access the proxy materials via the internet and how to request a printed set of the proxy materials at no charge.  In addition, the stockholders can elect to receive future proxy materials electronically by email or in printed form by mail, and any such election will remain in effect until terminated by the shareholder.  We encourage all shareholders to take advantage of the proxy materials on the internet to help reduce the cost and environmental impact of our shareholder meetings.

The proxy materials are also available at www.colonialstock.com/LEXX2024 and www.lexariabioscience.com.

What items will be voted at the Meeting?

Our shareholders will vote:

1.

to elect the following six nominees, John Docherty, Christopher Bunka, William (Ted) McKechnie, Nicholas Baxter, Albert Reese Jr. and Dr. Catherine C. Turkel as Directors to serve our Company for the ensuing year and until their successors are elected;

2.	to ratify the appointment of MaloneBailey LLP as our independent registered public accounting firm for the fiscal year ending August 31, 2024, and to allow Directors to set the remuneration;

3.	to ratify and approve all lawful acts of the Directors effected since the last shareholder meeting; and

4.	to transact such other business as may properly come before the Meeting or any adjournment of postponement thereof.

We urge you to carefully read and consider the information contained in this proxy statement. We request that you cast your vote on each of the proposals described in this proxy statement. As noted, attendance at the Meeting will be by Event Conferencing and accordingly, only votes cast by registered shareholders attending the Meeting and from validly completed and delivered proxies will be counted.  Please follow the instructions provided in the proxy card sent to you.

1

How does the Board recommend I vote on the proposals?

Our Board recommends that you vote “FOR” the election of each Director nominee noted under proposal 1 and “FOR” all of the proposals noted under items 2 – 3.

Who can vote at the Meeting?

Our Board of Directors has fixed the close of business on February 26, 2024, as the Record Date for the determination of the shareholders entitled to notice of, and to vote at, the Meeting or any adjournment. If you were a shareholder of record on the Record Date, you are entitled to vote at the Meeting.

As of the Record Date, 12,377,673, shares of our common stock were issued and outstanding and no other voting securities were issued and outstanding. Therefore, a total of 12,377,673 votes are entitled to be cast at the Meeting.

How many votes do you have?

On each proposal to be voted upon, you have one vote for each share of our common shares that you owned on the Record Date. There is no cumulative voting.

How can you Vote?

If you hold shares in your own name as a stockholder of record:  Common shares can be voted at our Meeting by way of a proxy over the internet or by telephone by following the instructions in the Notice and/or proxy card, or, if you requested to receive printed proxy materials, you may vote by marking, dating and signing the enclosed proxy card and returning it to the address provided.  Additionally, you may vote your shares by way of attending the Meeting via Event Conferencing and calling into the toll free line at 1-888-886-7786 or if you reside in Toronto, at 416-764-8658 and voting by way of selecting the appropriate option for each proposal.  Shareholders voting by internet or telephone should understand that, while we and the party providing the service through which you may vote by internet or by telephone do not charge any fees to our shareholders for voting in such manner, there may be usage charges from the internet access providers and telephone companies for which you are responsible.

If your shares are held in the name of a stock brokerage account or by a bank, or other nominee (that is, in “street name”):  You will receive instructions from the holder of record that you must follow for your shares to be voted.  The availability of telephonic or internet voting will depend on your broker’s (or other nominee’s) voting process.  Please check with your broker or other nominee and follow the voting procedure your broker or other nominee provides to vote your shares.  If you wish to vote in person via attending the Event Conference Meeting, you must request a legal proxy from your broker or other nominee that holds your shares and email that proxy and proof of identification 48 hours prior to the Meeting to Vanessa Carle, Head of Legal at vcarle@lexariabioscience.com.

YOUR VOTE IS VERY IMPORTANT.  We are encouraging our shareholders to vote by proxy even if you plan to attend the Meeting via Event Conferencing and to appoint the nominees noted in our proxy, namely Christopher Bunka, our Chief Executive Officer, or John Docherty, our President, to represent such shareholder at our Meeting.

Valid proxies will be voted at our Meeting and at any postponements or adjournments thereof as you direct in the proxy, provided that they are received at least 48 hours (excluding Saturdays, Sundays and statutory holidays) prior to the scheduled time of the Meeting, or any adjournment thereof.

The common shares represented by the proxy will be voted, or withheld from voting, as directed in the proxy.  If no direction is given and the proxy is validly executed, the proxy will be voted: (1) FOR the election of the nominees for our Board of Directors; (2) FOR the approval and ratification of the appointment of MaloneBailey LLP as our Company’s auditors for the 2024 fiscal year and the approval to allow the Directors to set the remuneration; (3) FOR the ratification and approval of all lawful acts of the Directors.  If any other matters properly come before our Meeting, the persons authorized under the proxies will vote upon such other matters in accordance with their best judgment, pursuant to the discretionary authority conferred by the proxy.

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Quorum

A quorum of shareholders is necessary to take action at our Meeting.  Currently, the holders of at least 33.33% of our issued shares entitled to vote as at the Record Date, present in person (via Event Conferencing) or by proxy, shall constitute a quorum for the transaction of business at our Meeting.  However, if a quorum is not present, then the holders of a majority of the common shares of our Company who are present at the Meeting, in person (via Event Conferencing) or by proxy, may adjourn such meeting from time to time until it is determined that holders constituting the required quorum of the issued common shares of the capital stock shall attend.  At any such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original meeting.  Broker non-votes occur when a nominee holding common shares for a beneficial owner of those common shares has not received voting instructions from the beneficial owner with respect to a particular matter and such nominee does not possess or choose to exercise discretionary authority with respect thereto.  Broker non-votes and abstentions will be included in the determination of the number of common shares present at our Meeting for quorum purposes but broker non-votes will not be counted as votes cast on any matter presented at our Meeting.

YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE ASKED TO COMPLETE AND RETURN YOUR PROXY PURSUANT TO ONE OF THE METHODS AVAILABLE WHETHER OR NOT YOU PLAN TO ATTEND OUR MEETING VIA EVENT CONFERENCING.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it means that you hold shares registered in more than one name or in different accounts. To ensure that all of your shares are voted, please vote by proxy by following instructions provided in each proxy card. If some of your shares are held in “street name,” you should have received voting instructions with these materials from your broker, bank or other nominee. Please follow the voting instructions provided to ensure that your vote is counted.

What vote is required for the election of Directors or for the approval of a proposal?

The vote of a simple majority of our stock held by shareholders present in person or represented by proxy and entitled to vote at the Meeting will be sufficient to elect Directors. For the election of Directors, the nominees who receive more “For” votes than the combined “Against” votes and votes that are abstained, will be elected as Directors. There is no cumulative voting in the election of Directors.

The vote of a simple majority of our stock held by shareholders present in person or represented by proxy and entitled to vote at the Meeting will be sufficient to ratify the appointment of MaloneBailey LLP as our independent registered public accounting firm for the fiscal year ending August 31, 2024 and to allow Directors to set the remuneration.

The vote of a simple majority of our stock held by shareholders present in person or represented by proxy and entitled to vote at the Meeting will be sufficient to ratify and approve all lawful acts of the Directors effected since the last shareholder meeting.

Counting of Votes

All votes will be tabulated by Vanessa Carle, the Company’s Secretary who will serve as the inspector of elections appointed for the Meeting, and in that capacity will separately tabulate affirmative and negative votes and abstentions. Shares represented by proxies that reflect abstentions as to a particular proposal will be counted as present and entitled to vote for purposes of determining a quorum.  Shares represented by proxies that reflect an abstention or broker “non-vote” will be counted as present and entitled to vote for purposes of determining a quorum.  A broker “non-vote” will be treated as not-voted for purposes of determining approval of a proposal and will not be counted as “for” or “against” that proposal.  A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary authority or does not have instructions from the beneficial owner.

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Can I change my vote after submitting my proxy?

Yes. You may revoke your proxy and change your vote at any time before the final vote at the Meeting. If you are a shareholder of record, you may vote again on a later date via the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the Meeting will be counted) or by signing and returning a new proxy card with a later date. You may also request that your prior proxy be revoked by delivering to our Company, at the address on the Notice of Meeting, Attention: Secretary, a written notice of revocation prior to the Meeting being held at the offices of Lexaria.  Any revocation of proxy or later dated proxy MUST BE RECEIVED by 9:00 a.m. prior to the commencement of the Meeting.

If you hold your shares in street name, you will need to follow the voting instructions provided by your broker, bank or other nominee regarding how to revoke or change your vote.

How can I attend the Event Conferencing Meeting?

You may call (416) 764-8658 if you live in Toronto, Ontario, otherwise you can call toll-free at 1-888-886-7786 if you wish to participate in the Event Conferencing Meeting to hear the business of the Meeting, to vote on the proposals and to listen to the question and answer session.  A limited amount of questions will be allowed to be submitted on the proposals to be voted on during the Meeting.

You will be asked to provide your name, and if different, the name that your shares are registered under, the number of shares you hold as well as an email address, should we need to follow up with you regarding any unanswered questions.

How can I ask questions?

We welcome the opportunity to respond to your questions and encourage you to email any questions that you may have regarding the proposals to the Company in advance of the Meeting.  Please provide your questions to our Head of Legal, Vanessa Carle at vcarle@lexariabioscience.com as we will only have time to answer questions on proposals that are submitted in advance and a maximum of two (2) questions per proposal during the Meeting.  When we come to each proposal that requires a vote, we will have the moderator provide instructions on the process for asking questions for the purposes of discussion on the proposal.  Once the questions have been responded to, the moderator will provide instructions on the method of voting on the proposal.

In addition to the matters described in the Notice of Annual Meeting of Shareholders and the Proxy Statement, we will be conducting a question and answer session after the termination of the meeting (the “Q & A Session”).  The Q & A Session will entail the Chief Executive Officer answering questions that were submitted in advance of the Meeting; it should be noted that no new questions will be taken from attendees during the Q & A session.  In order to ensure that we are able to address as many general questions as possible, we encourage you to forward your questions in advance of the meeting by emailing our Head of Legal, Vanessa Carle at vcarle@lexariabioscience.com who will then ensure that they are answered at the end of the Meeting.

How do I Access Technical Support?

If you are having difficulties connecting to the Meeting, you can access technical support by emailing customercare@accutel.com.  If you are having difficulties hearing or participating during the Meeting, you can access technical support by the above-noted email or by pressing “0” for immediate support.

Who pays for the cost of proxy preparation and solicitation?

We will pay for the cost of proxy preparation and solicitation, including the reasonable charges and expenses of brokers, banks or other nominees for forwarding proxy materials to street name holders.

We are soliciting proxies for use at our Event Conferencing Meeting primarily by mail. In addition, our Directors, officers and regular employees may solicit proxies by telephone, facsimile, mail, other means of communication or personally. These individuals will receive no additional compensation for such services. We will ask brokers, banks, and other nominees to forward the proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. We will reimburse them for their reasonable charges and expenses, however we will not be paying for delivery to OBOs.

4

Voting Securities and Principal Holders Thereof

We are authorized to issue 220,000,000 common shares with full voting rights and a par value of $0.001 per share.  As of the Record Date a total of 12,377,673 common shares were issued and outstanding.  Each share of common stock carries the right to one vote at the Meeting.

Only registered shareholders as of the Record Date are entitled to receive notice of, and to attend and vote at, the Meeting or any adjournment or postponement of the Meeting.

To the best of our knowledge, no person or company beneficially owns, directly or indirectly, or exercises control or direction over, common shares carrying more than 10% of the voting rights attached to the outstanding common shares of our Company other than set forth in the section “Security Ownership of Certain Beneficial Owners and Management” below.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of the Record Date, certain information with respect to the beneficial ownership of our common shares by each shareholder known by us to be the beneficial owner of more than 5% of our common shares, as well as by each of our current Directors and executive officers as a group. Each person has sole voting and investment power with respect to the common shares, except as otherwise indicated. Beneficial ownership consists of a direct interest in the common shares, except as otherwise indicated.

Name, Address & Position of Beneficial Owner(1)(2)	Amount and Nature of Beneficial Ownership		Percentage of Class(3)
Directors and Executive Officers as a Group	969,307		7.61%
Executive Officers and Directors Individually
Christopher Bunka CEO, Chairman & Director	658,956	(4)	5.27%
John Docherty President and Director	178,743	(5)	1.43%
Nicholas Baxter* Independent Director	46,000	(6)	0.37%
Ted McKechnie* Independent Director	48,191	(7)	0.39%
Albert Reese Jr.* Independent Director	25,917	(8)	0.21%
Dr. Catherine C. Turkel* Independent Director	11,500	(9)	0.09%

5% Owners
N/A

* denotes a holding of less than 1%

Notes:

1)

Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of common shares actually outstanding on the Record Date.

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2)	the address for these persons is c/o Lexaria Bioscience Corp., 100 – 740 McCurdy Road, Kelowna, BC V1X 2P7

3)

Percentage of ownership is based on 12,377,673 common shares issued and outstanding as of the Record Date on a diluted basis. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such common shares.

4)

Includes 254,412 shares held in the name of C.A.B. Financial Services and 273,543 shares held directly by Christopher Bunka. Includes 124,334 options held in the name of Christopher Bunka all of which are exercisable within 60 days of the Record Date and 6,667 warrants held in the name of C.A.B. Financial Services all of which are exercisable within 60 days of the Record Date.

5)	Includes 54,075 shares held in the name of Docherty Management Ltd. and 124,668 options held in the name of John Docherty which are exercisable within 60 days of the Record Date.

6)	Includes 35,000 options which are exercisable within 60 days of the Record Date.

7)	Includes 35,000 options which are exercisable within 60 days of the Record Date.

8)	Includes 15,000 options which are exercisable within 60 days of the Record Date.

9)	Includes 10,000 options which are exercisable within 60 days of the Record Date

Changes in Control

We are unaware of any contract or other arrangement the operation of which may at a subsequent date result in a change in control of our Company.

DIRECTOR NOMINEES

The following information pertains to our Director Nominees for the purposes of voting on Proposal 1 located at page 26 and includes the name, age, positions held, length of time serving as a director of Lexaria and business experience of each nominee:

Name	Position Held with our Company	Age	Date First Elected Or Appointed
John Docherty	President and Director	54	April 15, 2015
Christopher Bunka	Chairman, Chief Executive Officer and Director	62	October 26, 2006
Nicholas Baxter	Independent Director	70	July 8, 2011
Ted McKechnie	Independent Director	76	September 16, 2015
Albert Reese Jr.	Independent Director	74	January 14, 2021
Catherine C. Turkel	Independent Director	63	September 2, 2022

6

Board Diversity

The Company and its management are highly supportive of the initiatives taken by the Securities and Exchange Commission and the Nasdaq Group to encourage diversity within the board of directors of reporting companies. Lexaria annually reviews its board composition and evaluates areas of expertise that would provide additional benefits to the Company and its shareholders. As the Company transitions its technology towards pharmaceutical applications, should the Company feel it is beneficial to expand its board, the Company will endeavour to engage individuals who will be able to enhance the board with their expertise in this industry sector and who also will enrich the board with their diverse perspectives.  Our current board’s diversity data is provided below:

Board Diversity Matrix (As of March 6, 2024)
Total Number of Directors			6
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	4		1
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	1	4
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background	1

 Our previous years’ board diversity data is provided below:

Board Diversity Matrix (As of March 22, 2023)
Total Number of Directors			6
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	3		2
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	1	3
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background	2

7

Business Experience

The following is a brief account of the education and business experience of the nominees during at least the past five years, indicating their principal occupation during the period, and the name and principal business of the organization by which they were employed.

Christopher Bunka

Mr. Bunka dedicates all of his professional time to our Company and its subsidiaries and has served as Lexaria’s director, chairman, president and chief executive officer since October 26, 2006.  Mr. Bunka resigned as President on April 15, 2015.  From February 14, 2007 until May 12, 2009 and from April 29, 2016 to May 31, 2017 he was the acting chief financial officer of our Company. Since October 26, 2006 Mr. Bunka has successfully completed both equity and debt financings for our Company, completed the acquisition of additional oil & gas assets, disposed of other oil & gas assets, and restructured our Company. In 2014 Mr. Bunka refocused our Company from one engaged in exploration for oil and natural gas within Canada and the United States to our current business activities in the bioscience industry, namely the research and development of the delivery of lipophilic active molecules based on our patented technology.  Mr. Bunka is a named inventor on several of our patents granted and pending patent applications.

Since 1988, Mr. Bunka has been the CEO of C.A.B. Financial Services Ltd., a private holding company located in Kelowna, Canada.  C.A.B. Financial Services Ltd. is not an affiliate or subsidiary of the Company. He is a venture capitalist, corporate consultant and has roughly thirty years experience in executive management.

John Docherty

Mr. Docherty dedicates all of his professional time to our Company and its subsidiaries serving as President of Lexaria since April 15, 2015 and as a director of Lexaria since April 29, 2016.  Prior to Lexaria, Mr. Docherty was former President and Chief Operating Officer of Helix BioPharma Corp. (TSX: HBP), where he led the company’s pharmaceutical development programs for its plant and recombinantly derived therapeutic protein product candidates. Mr. Docherty is a senior operations and management executive with over 20 years experience in the pharmaceutical and biopharmaceutical sectors. He has worked with large multinational companies and emerging, private and publicly held start-ups. At Helix, Mr. Docherty was also instrumental in the areas of investor/stakeholder relations, capital raising, capital markets development, strategic partnering, regulatory authority interactions and media relations, and he also served as a management member of its Board of Directors. Prior to this, Mr. Docherty was President and a board member of PharmaDerm Laboratories Ltd., a Canadian drug delivery company that developed unique microencapsulation formulation technologies for use with a range of active compounds.

Mr. Docherty has also held positions with companies such as Astra Pharma Inc., Nu-Pharm Inc. and PriceWaterhouseCoopers’ former global pharmaceutical industry consulting practice. He is a named inventor on issued and pending patents, including ones owned by the Company, and he has a M.Sc. in pharmacology and a B.Sc. in Toxicology from the University of Toronto.

None of the companies that previously employed Mr. Docherty, are subsidiaries or affiliates of Lexaria.

Nicholas Baxter

Mr. Baxter joined the Board of Lexaria Corporation in 2009. He holds a Bachelor of Science (Hons.) in Geophysics from the University of Liverpool, graduating in 1975. He has since worked on a wide range of oil & gas, natural resources, and renewable energy projects in many parts of the world. Notably, in 1998, he spearheaded negotiations securing the first onshore oil & gas production sharing agreement with the State Oil Company of Azerbaijan. Since the 1980s, he has established and served as a CEO, officer, and director with companies in both the private and public markets in the U.K., the USA and Canada, and has participated in numerous financings to fund their growth. Mr Baxter brings a wealth of varied real-world experience as a board member.

Ted McKechnie

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Mr. McKechnie is a well-recognized thought leader in the Canadian food industry. In the past, Mr. McKechnie was president of Maple Leaf Foods, an owner and president at Humpty Dumpty and a senior leader at PepsiCo & Kraft Heinz General Foods. After a distinguished career as an executive and marketer specializing in food manufacturing, he now focuses on moving the Canadian food sector into the future. Besides being the former chairman of Food Starter’s board, Mr. McKechnie is also the Chairman/CEO of The Davies Group and William Davies Consulting Inc. Mr. McKechnie is also a chairman of the board for Advanced Technology For Food Manufacturing and formerly served on the Board Of Governors for St Jeromes University. Mr. McKechnie was awarded Philip Morris Chairman’s Award for “recognition of extraordinary contributions having a significant and lasting impact on the Corporation”.

Albert Reese Jr.

Mr. Reese has over 40 years’ experience in public and private businesses including as CFO of a formerly Nasdaq-listed energy company where he arranged finance transactions totaling over $10 billion dollars during his 20-year tenure. Mr. Reese was a Director and Chairman of the Audit Committee of a community bank in Texas for ten years until such time as it was acquired by a larger banking group in 2018 and currently serves as an Independent Director and Chairman of the Audit Committee for a privately held insurance company headquartered in The Woodlands, Texas. Mr. Reese is also President and Chairman of a family charitable 501(c)-3 foundation and Interim Chairman of a charitable 501(c)-3 entity that focus on Bible literacy.

Mr. Reese is a Certified Public Accountant (1974), and received his Bachelor of Business Administration degree from Texas A&M University in 1971, and his MBA from University of Houston in 1977. He has extensive experience at a senior level in financial services, finance transactions, investor relations, and more.

Dr. Catherine C. Turkel

Dr. Turkel, PharmD, PhD, MBA has more than 20 years’ experience as an executive in start-up and mid-size pharma/biotech companies. She was Founder and CEO of Nezee Therapeutics, and served as President and R&D head at Novus Therapeutics (renamed Eledon Pharmaceuticals – Nasdaq: ELDN). She currently acts as an independent Board Director at Object Pharma (private) and Prostate Cancer Research (nonprofit; member of the Translational Scientific Advisory Committee).

Dr. Turkel has formulated registration & commercial strategic plans and has led global development programs for pharmaceutical and biologic treatments from phase 1 through phase 4 related to Neurosciences, Pain, Cardiovascular, Psychiatry, Rare Diseases, Ophthalmology, Aesthetics, Urology and Otology therapeutic areas. Dr. Turkel designed and led Allergan’s (now AbbVie -NYSE: ABBV) pioneering BOTOX® Chronic Migraine registration program, generating revenue of more than a billion dollars.

Executive Officers

Our executive officers are appointed by our Board of Directors and serve at the pleasure of our Board of Directors.

The names of our executive officers, their ages, positions held, and durations of are as follows:

Name	Position Held with our Company	Age	Date First Elected Or Appointed
Christopher Bunka	Chairman and Chief Executive Officer	62	October 26, 2006
John Docherty	President	54	April 15, 2015

For information regarding Messrs. Bunka and Docherty, see “Director Nominees” beginning on page 6.

Family Relationships

There are no family relationships between any Director or executive officer.

Involvement in Certain Legal Proceedings

We know of no material proceedings in which any of our Directors, officers, affiliates or any shareholder of more than 5% of any class of our voting securities, or any associate thereof is a party adverse or has a material interest adverse to Lexaria or its subsidiaries.

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Other than as noted below, to the best of our knowledge, none of our Directors or executive officers has, during the past ten years:

1.	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

2.

had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he/she was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

3.

been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

4.

been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

5.

been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

6.

been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Securities Exchange Act of 1934 (the “Exchange Act”) (15 U.S.C. 78c(a)(26)), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29)), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

In 2012 while Mr. Albert Reese Jr. was the Chief Financial Officer of ATP Oil & Gas Corporation (“ATP”), ATP filed for bankruptcy in the US District and Bankruptcy Court, Southern District, Case 12-36187 whereby the case was settled with a 361 sale to the first lien holders and an assignment to the Chapter 7 trustee for the remaining assets in August 2014.

Corporate Governance

Public Availability of Corporate Governance Documents

Our key corporate governance document is our Code of Ethics which is:

•	available in print to any shareholder who requests it from our President;
•	available to download from our corporate website at http://www.lexariabioscience.com; and
•	filed on EDGAR as an exhibit to our Registration Statement filed on Form SB-2 on September 20, 2007.

Code of Ethics

We adopted a Code of Ethics applicable to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, which is a “code of ethics” as defined by applicable rules of the Securities and Exchange Commission (the “SEC”).  Our Code of Ethics is attached as an exhibit to our Registration Statement on Form SB-2 filed on September 20, 2007.  The Code of Ethics is intended to meet the requirements for a code of ethics under the Sarbanes-Oxley Act of 2002, or “SOX” and is specifically applicable to our principal executive officer, principal financial and accounting officer and controller or persons performing similar functions. Among other matters, the Code of Ethics is designed to deter wrongdoing and to promote:

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•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
•	ethical and fair dealing with our financial institutions, suppliers, vendors, competitors, agents and employees;
•	full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;
•	compliance with applicable governmental laws, rules and regulations;
•	lawful and ethical conduct when dealing with public officials and government entities;
•	prompt internal reporting of violations of the Code of Ethics to appropriate persons identified in the code; and
•	accountability for adherence to the Code of Ethics.

If we make any amendments to our Code of Ethics other than technical, administrative, or other non-substantive amendments, or grant any waivers, including implicit waivers, from a provision of our Code of Ethics to our chief executive officer, chief financial officer, or certain other finance executives, we will disclose the nature of the amendment or waiver, its effective date and to whom it applies in a Current Report on Form 8-K filed with the SEC.

Employee Handbook

In addition to the Code of Ethics, we have also adopted an employee handbook that governs all of our team members, regardless of their position with our Company.  This includes an internal code of conduct (the “Code”) which was created to deter wrongdoing and to promote:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
•	full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with, or submits to, the SEC and in other public communications made by the Company;
•

avoidance of conflicts of interest with the interests of the Company, including disclosure to an appropriate person of any material transaction or relationship that could be expected to give rise to such a conflict;

•	confidentiality of corporate information;
•	fair dealing practices and the deterrence of wrongdoing;
•	protection and proper use of corporate assets and opportunities;
•	compliance with applicable governmental laws, rules and regulations;
•	the prompt internal reporting of any violations of this Code to an appropriate person or person identified in the Code; and
•	accountability for adherence to the Code.

Our Employee Handbook is posted on our website http://www.lexariabioscience.com under our Investors/Governance/Governance Documents tab.

Meetings

Our Board of Directors held at least ten (10) formal meetings during the year ended August 31, 2023.  During such formal meetings, all Directors were in attendance.  All proceedings of the Board of Directors were conducted either at such formal meetings and evidenced by way of minutes of such proceedings or by way of resolutions consented to in writing by all the Directors. Such resolutions consented to in writing by the Directors entitled to vote on that resolution at a meeting of the Directors are, according to the Nevada Revised Statutes and our Bylaws, as valid and effective as if they had been passed at a meeting of the Directors duly called and held.

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It is our policy to invite Directors to attend the Meeting of shareholders.  However, in order to reserve cash resources, only our Chief Executive Officer shall physically be at our head office conducting the Meeting, with our other Directors attending the Meeting via Event Conferencing.  For the Company’s 2023 shareholder meeting, the Chief Executive Officer attended in person with the remaining Board of Directors attending via Event Conferencing.

Committees of the Board of Directors

Compensation Committee

The Company created a compensation committee on July 2, 2020 and during the fiscal year ended August 31, 2023 the compensation committee held five (5) meetings.  Currently the compensation committee consists of Nicholas Baxter, Dr. Catherine C. Turkel and Ted McKechnie, all Directors being “independent” pursuant to Nasdaq independence standards.

The compensation committee’s purpose is to review, consider, research and recommend compensation for the Company’s executive management, taking into consideration achieved milestones, the compensation issued by companies of similar size and the overall financial health of the Company.  In addition, the compensation committee is also responsible for approving and reviewing employment agreements and benefits agreements as well as any executive compensation information that is incorporated into the Company’s periodic reports.  The compensation committee operates pursuant to a written charter adopted by our Board of Directors, which was most recently created on July 2, 2020.  A copy of the compensation committee charter can be downloaded from the Company’s website http://www.lexariabioscience.com under our Investors/Governance/Governance Documents tab.

Governance and Nominating Committee

The Company created a governance and nominating committee (the “G & N Committee”) on December 8, 2020 and during the fiscal year ended August 31, 2023 the G & N Committee held two (2) meetings.  Currently the members of the G & N Committee are Dr. Catherine C. Turkel and Albert Reese Jr., both of whom qualify as independent Directors of the Company.  The purpose of the G & N Committee is to assist the Board of Directors with fulfilling its responsibilities by: (i) being satisfied that corporate governance guidelines are adopted, disclosed and applied including director qualification standards, director responsibilities, director access to management and independent advisors, director compensation, director orientation and continuing education, and annual performance evaluation of the Board; (ii) identifying individuals qualified to become new Board members and recommending to the Board the nominees for each annual meeting of shareholders of the Corporation; and (iii) such other matters delegated to the Committee by the Board.  The G & N Committee operates pursuant to a written charter adopted by our Board of Directors which was most recently amended on November 13, 2023.  A copy of the G & N Committee charter can be downloaded from the Company’s website http://www.lexariabioscience.com under our Investors/Governance/Governance Documents tab.

The Board of Directors has a critical role in guiding our strategic direction and overseeing the management of our business, and accordingly, we seek to attract and retain highly qualified directors who have sufficient time to engage in the activities of the Board of Directors and to understand and enhance their knowledge of our industry and business plans. In evaluating the suitability of individual candidates, the G & N Committee and Board of Directors may take into account many factors, including: relevant education, experience and expertise; knowledge of the Company and the issues facing the Company; whether the candidate will strengthen the Board, as a whole, and remedy any perceived deficiencies in the specific criteria; moral and ethical character; diversity of expertise and experience in substantive matters pertaining to our business relative to other board members; diversity of background and perspective, including, but not limited to, with respect to age, gender, race, sexual orientation, place of residence and specialized experience; and any other relevant qualifications, attributes or skills. The core competencies of directors should address accounting or finance experience, market familiarity, business or management experience, industry knowledge, customer-base experience or perspective, crisis response, leadership, and/or strategic planning.

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Audit and Finance Committee

The Company has an audit and finance committee that has conducted four (4) formal meetings during the fiscal year ended August 31, 2023.  Currently our audit committee consists of Albert Reese Jr., Nicholas Baxter, and Ted McKechnie.  Our audit and finance committee is fully independent from the Company and Mr. Reese satisfies the requirement of having an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K.

The audit and finance committee operates pursuant to a written charter adopted by our Board of Directors, which was most recently updated and replaced on December 8, 2020 and a copy of which can be downloaded from the Company’s website http://www.lexariabioscience.com under our Investors/Governance/Governance Documents tab.

It is not the duty of our audit and finance committee to determine that our financial statements are complete and accurate and in accordance with generally accepted accounting principles.  Our management is responsible for preparing our financial statements, and our independent registered public accounting firm is responsible for auditing those financial statements.  Our audit and finance committee does, however, consult with management and our independent registered public accounting firm prior to the presentation of financial statements to shareholders and, as appropriate, initiates inquiries into various aspects of our financial affairs. In addition, our audit and finance committee is responsible for retaining, evaluating and, if appropriate, recommending the termination of our independent registered public accounting firm and approving professional services provided by them.

AUDIT AND FINANCE COMMITTEE REPORT

Our audit and finance committee oversees our financial reporting process. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal accounting controls.

Our audit and finance committee has reviewed and discussed the audited financial statements for the year ended August 31, 2023 with management.

Our audit and finance committee has discussed with MaloneBailey LLP, Chartered Accountants, our independent registered public accounting firm for the year ended August 31, 2023, the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380) as adopted by the Public Accounting Oversight Board in Rule 3200T.

Our audit and finance committee has received written disclosures and the letter from MaloneBailey LLP required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees) as adopted the Public Company Accounting Oversight Board in Rule 3600T, and has discussed with MaloneBailey LLP its independence.

Based on the reviews and discussions referred to above, our audit and finance committee recommended to our Board of Directors that the audited financial statements referred to above to be included in our annual report on Form 10-K for the year ended August 31, 2023 for filing with the Securities and Exchange Commission.

Respectfully submitted,

The Audit and Finance Committee of Lexaria Bioscience Corp.

Albert Reese Jr., Ted McKechnie and Nicholas Baxter

Not “Soliciting Material” The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of our Company under the Securities Act of 1933 or the Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Director Independence

We currently act with six Directors, consisting of Christopher Bunka, John Docherty, Ted McKechnie, Nicholas Baxter, Albert Reese Jr. and Dr. Catherine C. Turkel.  We have determined that Ted McKechnie, Nicholas Baxter, Albert Reese Jr. and Dr. Catherine C. Turkel are each an “independent director” as defined in Nasdaq Rules.

Shareholder Communications with Our Board of Directors

Because of our Company’s small size, we do not have a formal procedure for shareholder communication with our Board of Directors. In general, members of our Board of Directors and executive officers are accessible by telephone or mail. Any matter intended for our Board of Directors, or for any individual member or members of our Board of Directors, should be directed to our Head of Legal, Vanessa Carle by:

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Email at: vcarle@lexariabioscience.com

Fax at: 250-765-2599

Mail at: 100 – 740 McCurdy Road, Kelowna, BC V1X 2P7

with a request to forward the communication to the intended recipient.

Board Leadership Structure

Lexaria has engaged NowCFO to provide outsourced Chief Financial Officer services while it is actively searching for a full-time CFO.  Accordingly, at this time, we have transitioned our President, John Docherty to the position of our principal executive officer and our Chief Executive Officer, Christopher Bunka, has assumed the position of principal financial officer and also acts as the chairman of our Board of Directors. We have determined that the leadership structure of our Board of Directors is appropriate, especially given the early stage of our development and the size of our Company.

The Board of Directors oversees our exposure to risk through its interaction with management and receipt from management of periodic reports outlining matters related to financial, operational, regulatory, legal and strategic risks. Risk assessment and oversight are an integral part of our governance and management processes. Our Board of Directors encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings, and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with the Board of Directors at regular board meetings as part of management presentations that focus on particular business functions, operations or strategies and presents the steps taken by management to mitigate or eliminate such risks.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and Directors, and persons who own more than 10% of our common stock, to file reports regarding ownership of, and transactions in, our securities with the SEC and to provide us with copies of those filings. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during the fiscal year ended August 31, 2023, all filing requirements applicable to our executive officers, Directors and persons who own more than 10% of our common stock were complied with.

Executive Compensation

The following table sets forth all compensation received during the year ended August 31, 2023 and 2022 by our Chief Executive Officer, former Chief Financial Officer and each of the other most highly compensated executive officers whose total compensation exceeded $100,000 in such fiscal year. These officers are referred to as the “Named Executive Officers” in this proxy statement.

Summary Compensation

The particulars of compensation paid to the following persons:

(a)	our principal executive officer;

(b)	each of our two most highly compensated executive officers who were serving as executive officers at the end of the fiscal years ended August 31, 2023 and 2022; and

(c)

up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at the end of the most recently completed financial year, who we will collectively refer to as the Named Executive Officers, for our fiscal years ended August 31, 2023 and 2022, are set out in the following summary compensation table:

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SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)(5)	Stock Awards ($)	Option Awards ($) (6)	Non- Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Christopher Bunka Chairman, Chief Executive Officer(1)	2023 2022	- -	10,487 50,401	- -	- 143,968	- -	- -	280,706 289,505	291,193 483,874
John Docherty President(2)	2023 2022	257,399 218,315	33,066 44,542	- -	- 143,968	- -	- -	- 32,887	290,465 439,712
Gregory Downey Former CFO(3)	2023 2022	172,889 117,284	11,022 9,131	- -	- 116,036	- -	- -	- -	183,911 242,451
Allan Spissinger Former CFO(4)	2023 2022	- -	- -	- -	- -	- -	- -	- 4,122	- 4,122

Notes:

1)	Mr. Bunka has been the CEO of Lexaria since October 26, 2006 and is compensated via a contract between Lexaria and his wholly-owned company, C.A.B. Financial Services Ltd. (“C.A.B.”).

2)	Mr. Docherty has been the President of Lexaria since April 15, 2015 and is compensated individually via an employment agreement.

3)	Mr. Downey served as the Chief Financial Officer from April 2021 to June 2023. Mr. Downey was compensated individually via an employment agreement.

4)

Mr. Spissinger served as our Chief Financial Officer from June 2017 to April 2021. Mr. Spissinger was compensated via a contract between Lexaria and his wholly-owned company, M&E Services Ltd. (“M&E”).

5)	Bonuses paid represent successful completion of performance milestones achieved. See Components of our Compensation starting on page 18 for a discussion on the criteria for such bonus payments.

6)	The fair value of the stock options awarded was estimated using the Black-Scholes option pricing model.

Employment and Consulting Agreements

For the 2022 and 2023 fiscal years the following agreements were effective between the Company and the Named Executive Officers:

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Christopher Bunka, Chief Executive Officer.  The Company negotiated a 3-year term renewable management contract with Mr. Bunka effective January 1, 2022 which replaced the historical agreement of similar terms which expired on January 1, 2022. The base annual compensation payable is C$356,472 per year with an annual increase of 1.25 times the annual Canadian inflation rate. A performance bonus equal to 50% of the annual compensation may be payable upon the completion of certain performance criteria as determined by the Board of Directors and he is also entitled to participate in the Company’s approved stock option plan.  An annual professional development allowance of C$15,000 is also available to Mr. Bunka.

Mr. Bunka is entitled to compensation equal to 2% of the consideration received by the Company from the sale of a subsidiary, excluding certain circumstances. Upon the occurrence of a change of control, subject to certain exemptions, Mr. Bunka will also be entitled to a lump payment of twenty-six times his monthly fee. The termination clause of Mr. Bunka’s contract states that fifteen (15) months’ notice must be given for terminating his contract without cause or in lieu of such notice a break fee payment equal to fifteen (15) times his monthly fee must be paid.  Both the termination notice period or the break fee in lieu thereof will increase by one month for each year of service completed.

John Docherty, President.  The Company, via KMSC, has negotiated a three-year renewable executive employment agreement with Mr. John Docherty, effective January 1, 2022 which replaced the historical agreement of similar terms which expired on January 1, 2022.  The base annual compensation payable is C$310,001.28 per year with an annual increase of 1.25 times the annual Canadian inflation rate. A performance bonus equal to 50% of the annual compensation may be payable upon the completion of certain performance criteria as determined by the Board of Directors and he is also entitled to participate in the Company’s approved stock option plan. An annual professional development allowance of C$15,000 is also available to Mr. Docherty.

The agreement for the services of the President also include the following performance incentives: entitlement to compensation equal to 2% of the consideration received by the Company from the sale of a subsidiary, excluding certain circumstances. Upon the occurrence of a change of control, subject to certain exemptions, Mr. Docherty will also be entitled to a lump payment of twenty-one (21) times his monthly fee.  The termination clause of Mr. Docherty’s contract states that twelve (12) months’ notice must be given for terminating his contract without cause or in lieu of such notice a break fee payment equal to twelve (12) times his monthly fee must be paid.  Both the termination notice period or the break fee in lieu thereof will increase by one month for each year of service completed.

Greg Downey, Former Chief Financial Officer.  On April 15, 2021, the Company, via KMSC, entered into an employment contract with Mr. Downey providing annual compensation of C$144,000 with a 10% annual increase. A performance bonus equal to 50% of the annual compensation may be payable upon the completion of certain performance criteria as determined by the Board of Directors and he was also entitled to participate in the Company’s approved stock option plan. An annual professional development allowance of C$5,000 was also available to Mr. Downey.   Pursuant to the termination provisions of Mr. Downey’s employment contract, on June 6, 2023, the Company agreed to pay Mr. Downey four months of salary in lieu of notice, two additional months salary as a retiring allowance and accrued vacation entitlement.

Allan Spissinger, Former Chief Financial Officer.  On December 1, 2019 the Company and Mr. Spissinger, replaced the Management Services Agreement, as amended, made with Mr. Spissinger’s company, M & E Services Ltd., with a new Management Services Agreement having a term that ends June 1, 2021 (the “ME Agreement”).  The initial compensation issued pursuant to the ME Agreement was a monthly fee of CAD$11,197.44.  Mr. Spissinger is also compensated by way of an independent contractor agreement between M & E Services Ltd. and the Company’s subsidiary Lexaria Nicotine LLC (the “Nicotine Agreement”) whereby pursuant to the terms of the Nicotine Agreement, the initial compensation issued was monthly fee of CAD$2,400.  Both the ME Agreement and Nicotine Agreement are subject to an annual increase of 1.25x the prior calendar rate of inflation as published by the Bank of Canada and accordingly, commencing on March 1, 2020, the aggregate monthly fee was raised to CAD$13,996.80 per month.  The ME Agreement and Nicotine Agreement terminated on June 1, 2021.

All compensation paid pursuant to the above-noted agreements that is paid in Canadian currency but reported in US currency is calculated using the Bank of Canada interbank rate as at the last day of the applicable month.

There are no arrangements or plans in which we provide pension, retirement or similar benefits for our executive officers, except that our executive officers may receive stock options at the discretion of our Board of Directors.

Compensation Discussion and Analysis

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Our Philosophy on Compensation

At Lexaria, our goal is to positively impact human health and lifestyles through consumer and pharmaceutical products that reduce onset times, reduce dosage quantities, provide healthier administration methods and minimize severe side effects though the incorporation of Lexaria’s patented DehydraTECH technology.  In order to accomplish this goal, we must attract, engage and retain highly qualified individuals who are able, due to our small size, to fulfil a broad range of business development responsibilities, while also creating long-term shareholder value and embracing Lexaria’s core values of innovation, high-performance and expertise.  Our compensation incentives are designed to align our goals with the long-term interests of our shareholders and partners.

Objectives

When determining compensation payable to our Named Executive Officers, Lexaria considers the following:

Relationship between individual efforts and company performance: We reinforce a high-performance culture by linking annual bonuses payable to our executive officers with company performance. These performance-based milestone bonuses are dependent on the successful completion or partial completion of certain corporate objectives determined by the Compensation Committee and approved by the Board of Directors. These corporate objectives encompass a broad spectrum of improvement, including, advancements in Lexaria’s technology as evidenced through patents granted or successful results from clinical trials and/or research studies, material financings or strategic partnerships and increased share value.

Attract and retain talented executives: Compensation opportunity is market competitive and reflects the level of job impact and responsibilities. Retention of talent is an important factor in the milestones set for our performance milestones.

Consider shareholder input: Management and the Compensation Committee consider the results of our say-on-pay vote and other sources of shareholder feedback when considering the executive compensation payments.

Say-on-Pay Results for 2022

The last shareholder advisory vote on the executive compensation was provided at the 2022 annual meeting of shareholders whereby the executive compensation described in the Named Executive Officer’s employment and/or consulting agreements was approved by a vote of 93.52% with the next shareholder advisory vote being scheduled for our 2025 annual shareholder meeting.  As the shareholders had indicated to the Company, by way of their substantial vote in favour, that the compensation being provided to the Named Executive Officers was acceptable and approved, the Company has maintained the forms of compensation as detailed in the above noted employment/consultant agreements.

Compensation Committee’s Processes and Analyses

Setting Compensation

Due to the small size of Lexaria, the Chief Executive Officer and the President consider the business objectives and goals of the Company for the ensuing calendar year and provide recommendations to the Compensation Committee for the establishment of performance milestones for the Company’s executives and other key employees which will assist in the accomplishment of such objectives and goals at a high level of success.  For example, while it may be considered that the completion of three research studies in a year with successful results is achievable, the CEO and President would submit recommendations that the performance milestone to be obtained in order to receive a bonus would be the completion of four research studies in a year with successful results, thus reflecting the core values of innovation, high-performance and expertise.

The Compensation Committee then considers the recommendations of the CEO and President and independently accepts, rejects or amends them, as they deem appropriate, based on their internal discussions, research and/or consultation with the Company’s outside lawyers, accountants or any third party consultants.

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Payment of Bonus Compensation Based on Success of Performance Milestones

At the end of the calendar year, or shortly thereafter, the CEO and President provide the Compensation Committee with a summary of the Company’s overall performance, specifically with consideration to the performance milestone criteria previously established.  The Compensation Committee then considers the Company’s overall performance and considers whether the applicable performance milestones have been successfully accomplished in their entirety, or if not, to what extent such accomplishments have been successful.  Based on such determination, the rate of the performance milestone payable is calculated, being no greater than 50% of the annual salary of the CEO and President, respectively.

Competitive Pay Assessment

In 2019, the Chief Executive Officer and President entered into three year contracts whereby, at that time, the Company with the assistance of its legal counsel and after reviewing other publicly listed corporations of similar size established the annual salary for such executives (the “Base Salary”).  The Base Salary is increased annually by an amount that is equal to 1.25 times the inflation rate as published by the Bank of Canada (the “Annual Increase”).  Since the initial pay negotiation, the CEO and President have not received any salary pay increases other than the Annual Increase and the current 2022 Agreements with Messrs. Bunka and Docherty carries over the originally negotiated Base Salary, only reflecting the incremental increases resulting from the Annual Increase that occurred since 2020.

Components of our Compensation

Our 2023 executive compensation was composed of three components:

•	Base salary;
•	Cash bonus (performance milestone, subsidiary sale and change of control); and
•	Equity compensation, namely stock options.

Base Salary

As noted under Employment and Consulting Agreements and Competitive Pay Assessment above, each of our Named Executive Officers receives a Base Salary that is increased pursuant to the Annual Increase formula.

Cash Bonus – Performance Milestone

As noted under Employment and Consulting Agreements and above, each of our Named Executive Officers has certain performance milestone goals set for them pursuant to the successful completion of which they are eligible to qualify to be paid a bonus of not more than 50% of their Base Salary.

For the calendar year ended December 31, 2022, the Performance Based Incentives established by the Compensation Committee focused on the advancement of the Company’s intellectual property through the completion of the Company’s planned in vivo efficacy studies by the end of calendar 2022 with the majority demonstrating statistically significant improvements in active pharmaceutical ingredient absorption and/or performance, and the completion of certain milestones associated with the Company’s IND filing.  As well, commercial success metrics were established for the completion of a strategic commercial transaction, the earning of revenues from our manufacturing sales, completing a successful financing of $10 million or more, without negative effects to shareholders and meeting certain financial performance metrics.  The Compensation Committee then presented the milestones and timeframes for the completion of same to the independent Board for approval.  The approved milestones and timeframes then set a basis for the compensation payable pursuant to the Performance Based Incentives to the Named Executive Officers, with such payments being made by March 31, 2023.  All of the milestones established for the payment of Performance Based Incentives contained a high level of difficulty to achieve due to various unpredictable outside factors.

Subsequent to the 2022 calendar year, it was determined that the Performance Based Incentives were not successfully accomplished, however in light of the achievements made by the Company despite the global market conditions, the Compensation Committee decided to issue a single discretionary cash bonus to the Company’s executive officers in lieu of the Performance Based Incentives.

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For the calendar year ended December 31, 2023, the Performance Based Incentives established by the Compensation Committee focused on: (1) the successful filing of the IND application with the FDA for DehydraTECH-CBD with completion of first in-patient dosing; (2) successful completion of 4 animal and/or human studies clearly evidencing statistically or clinically significant test results; (3) expansion of patent portfolio; (4) commercial success of the Company by way of the completion of a strategic commercial transaction with committed revenues of at least $1m; (5) obtaining a share price of $5.00 for twenty consecutive trading days; (6) completing a successful financing of $10 million or more, without negative effects to shareholders; (7) cost savings or research grant(s) valued at 50% or more of the recipient’s annual salary; and (8) completing a strategic partner transaction with value of $10 million or more in either up-front fees, staged milestone fees, royalties or contracted payments.

The Compensation Committee presented these milestones and timeframes for the completion of same to the independent Board for approval.  The approved milestones and timeframes then set a basis for the compensation payable pursuant to the Performance Based Incentives to the Named Executive Officers, with such payments to be made by March 31, 2024.  The milestones established for the payment of Performance Based Incentives exceed what is expected of the Named Executive Officers in their management capacity and contain a high level of difficulty for successful achievement.

Cash Bonus – Affiliate Sale

With respect to the compensation to be issued to the Named Executive Officers for the sale of an affiliate of the Company, it was determined that compensation for these transactions was justified as the sale of an affiliate, (or the material assets of an affiliate), was deemed to represent the development of a strategic asset, namely a subsidiary representing a branch of the Company’s technology, that became a desirable acquisition for an established company which would result in significant cash revenue for the Company.  The ability of a successful completion of an affiliate sale is subject to several outside factors that require mitigation by the Named Executive Officers, namely, shareholder approvals, valuations, regulatory filings and approvals, negotiation of the terms of the sale, tax considerations and cross border legal considerations for both the Company and the acquiring party.  It is anticipated that any such affiliate sale would require active and dedicated contributions from the Named Executive Officers for between three to six months.

Cash Bonus – Change of Control

With respect to compensation provided to the Named Executive Officers in the circumstances of a change of control, this payment may only be made if such change of control was not necessitated due to the Named Executive Officer failing to act in the best interests of the Company, resulting in the Company becoming financial distressed.  Compensation for a change of control is provided to the Named Executive Officers as it is considered that such change of control will be linked to Lexaria being taken over by a larger successful company, thus creating increased value for its shareholders.  A change of control will be triggered if any of the following events occurs:

(a)

If any individual, partnership, company, society, or other legal entity (a “Person”), alone or together with any other Persons with whom it is acting jointly or in concert, becomes the beneficial owner of, or acquires the power to exercise control or direction over, directly or indirectly, such securities (or securities convertible into, or exchangeable for, securities) entitled to more than fifty percent (50%) or more of the votes exercisable by holders of the then-outstanding securities generally entitled to vote for the election of directors (“Voting Stock”) of the Company or if any Persons that previously were not acting jointly or in concert commence acting jointly or in concert and together beneficially own, or have the power to exercise control or direction over, securities entitled to more than fifty percent (50%) or more of the votes exercisable by holders of Voting Stock, or have rights of conversion which, if exercised, would permit such Persons to own or control such a percentage of votes;

(b)

The Company is merged, amalgamated or consolidated into or with another Person and, as a result of such business combination, a Person who previously held securities representing less than fifty percent (50%) of the votes exercisable by the holders of the Voting Stock of the Company, either alone or together with any other persons with whom it is acting jointly or in concert, is now, either alone or together with any other persons with whom it is acting jointly or in concert, entitled to hold more than fifty percent (50%) of the votes, exercisable by holders of the Voting Stock of the Company or of such Person into which the Voting Stock of the Company has been converted;

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(c)

The capital of the Company is reorganized and a Person, together with any other persons with whom it is acting jointly or in concert, which previously held securities representing less than fifty percent (50%) of the votes exercisable by the holders of the Voting Stock of the Company, now as a result of such reorganization, holds securities entitled to more than fifty percent (50%) of the votes exercisable by the holders of the Voting Stock of the Company;

(d)

The Company sells or otherwise transfers all or substantially all of its assets to another Person and a Person, together with any other persons with whom it is acting jointly or in concert, which previously held securities representing less than fifty percent (50%) of the votes exercisable by the holders of the Voting Stock of the Company, now as a result of such sale or transfer, holds securities entitled to more than fifty percent (50%) of the votes exercisable by the holders of the Voting Stock of the Company; or

(e)

During any period of two consecutive years, individuals who at the beginning of any such period constitute the directors of the Company or constitute the directors of the sole shareholder of the Company, cease for any reason to constitute at least a majority thereof.

Equity Compensation

Equity compensation, namely through the issuance of stock options, to the Named Executive Officers is typically considered in conjunction with each of the Company’s Directors, employees and, if applicable, consultants.  Accordingly, the executive officers review the allotment and value of options currently issued by the Company to its team members and then consider the contributions made by each of the Company’s team members during the year.  The executive officers then present their suggested option issuance allotment to the independent Board of Directors along with an explanation for such suggested allotments for their review and consideration.  After any adjustments are made to the option issuance allotment pursuant to the feedback provided by the independent Board of Directors, the full Board of Directors will then authorize and approve the stock options issuances.  While there are no formalized practices in place with respect to the timing of option issuances, the Company uses its best efforts to refrain from issuing stock options until any material non-public information has been released.  Lexaria uses equity compensation as a further means to align the interests of its Named Executive Officers with those of its shareholders.

Compensation Plans

As of August 31, 2023, we had one active equity compensation plan, a summary of which follows:

Lexaria Bioscience Corp. Equity Incentive Plan (the “Incentive Plan”)

On May 1, 2019, the Board of Directors approved the Incentive Plan which was subsequently approved by the Lexaria shareholders on June 20, 2019 at the Company’s annual and special meeting.  The Incentive Plan permits grants of incentive stock options, nonstatutory stock options, restricted stock, restricted stock units, and stock appreciation rights (collectively the “incentive securities”) to purchase a maximum of 261,290 common shares, on a post reverse stock split basis, of authorized but unissued or reacquired common stock based on 10% of Lexaria’s issued share capital as at May 3, 2019, being the record date of the 2019 shareholder meeting and subject to adjustment for stock splits or consolidations.  On June 28, 2021, the shareholders of the Company approved an increase to the maximum number of incentive securities that could be issued under the Incentive Plan so that the Company was authorized to issue up to 510,433 incentive securities, representing 10% of the issued share capital as at the record date of the Company’s 2021 shareholder meeting.

On May 9, 2023, the shareholders of the Company approved an increase to the maximum number of incentive securities that could be issued under the Incentive Plan to 809,165 shares and further approved an evergreen formula so that the maximum number of shares issuable under the Incentive Plan would adjust as at January 1 of each year, starting in 2024, to be 10% of the issued share capital as at December 31 of the previous year.  The Company did not effect the approved amendments to its Incentive Plan until January 18, 2024, when it filed a Form S-8 Registration Statement (333-276584) with the SEC, registering the Incentive Plan and the shares issuable thereunder.  Accordingly, the Company is currently able to issue an aggregate 1,037,544 shares pursuant to its Incentive Plan.

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The purchase price per share deliverable upon the exercise of an incentive security granted under the Incentive Plan shall be determined by the Board of Directors at the time of grant of such incentive security but cannot be less than one hundred percent (100%) of the fair market value per share on the date of the incentive security grant.  Further incentive securities issued to persons who own ten percent (10%) of the voting power of all classes of stock of the Company or any of its subsidiaries, shall bear an exercise price of no less than one hundred ten percent (110%) of the fair market value of the Company’s shares on the date of grant. Incentive securities granted under the Incentive Plan shall expire on such date as determined by the Board of Directors and set forth in the applicable award agreement, provided, that such date shall not be later than (10) ten years after the date on which the incentive security is granted and, in the case of recipients who hold more than ten percent (10%) of the voting power of all classes of stock of the Company or any of its subsidiaries, such date shall not be more than five (5) years from the date on which the incentive security is granted.

Eligible participants to the Incentive Plan shall include Directors, officers, employees and consultants of Lexaria and of Lexaria’s affiliates.  Vesting provisions may be placed on incentive security issuances at the discretion of the Board of Directors, taking into consideration the length of service of the recipient and the number of incentive securities granted.  Specifically, options shall typically terminate on the earlier of:  (i) the expiry date; (ii) one year after disability or death of the optionee; or (iii) three months after termination of the optionee’s services to Lexaria or an affiliate of Lexaria.  As at the Record Date, there are currently 485,936, issued and unexercised options under the Incentive Plan with an allowable 551,608 options available for issuance.

Other Forms of Compensation

Lexaria does not provide any benefits associated with pension, retirement, RRSP matching, gym membership, car allowance, extended health, dental or life insurance plans for its Named Executive Officers.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth for each Named Executive Officer certain information concerning the outstanding equity awards as of August 31, 2023:

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
	OPTION AWARDS					STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price (US$)(1)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
Christopher Bunka	26,000 23,334 15,000 30,000	- - - -	- - - -	3.00 3.00 3.00 2.91	04/26/2026 06/08/2026 09/01/2026 08/29/2027	- - - -	- - - -	- - - -	- - - -
John Docherty	13,334 18,000 18,334 15,000 30,000	- - - - -	- - - - -	3.00 3.00 3.00 3.00 2.91	04/23/2025 04/26/2026 06/08/2026 09/01/2026 08/29/2027	- - - - -	- - - - -	- - - - -	- - - - -
Gregory Downey (2)	8,000 5,000 8,000 10,000 11,000	4,000 - - - -	- - - - -	3.00 3.00 3.00 3.00 2.91	04/15/2026 04/26/2026 06/08/2026 09/01/2026 08/29/2027	- - - -	- - - -	- - - -	- - - -

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(1)	options with an exercise price of $3.00 were repriced from between $9.60 to $5.04 pursuant to shareholder approval received on May 9, 2023
(2)	Mr. Downey’s options expired on September 6, 2023

Pay Versus Performance

In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we are providing the following table outlining the past two fiscal years’ executive compensation for our principal executive officer (“PEO”) and Non-PEO executive officers (“NEOs”) and comparative Company performance based on total shareholder return.  We are a smaller reporting company (“SRC”), as defined in Rule 12b-2 under the Exchange Act and have elected to provide in this proxy statement certain scaled disclosures permitted under the Exchange Act for SRCs

Fiscal Year (a)	Summary Compensation Table for PEO(1) (b)	Compensation Actually Paid to PEO(2)(3) (c)	Average Summary Compensation Table Totals For Non-PEO NEOs(1) (d)	Average Compensation Actually Paid to Non-PEO NEOs(2)(3) (e)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (f) (4)	Net Income (or Loss) (g)
2023	$287,632	$156,939	$237,188	$140,476	$(64.53)	$(6,712,525)
2022	$483,874	$556,086	$367,408	$384,353	$(52.41)	$(7,383,653)

(1)

The PEO is Chris Bunka, the Company’s CEO and the Non-PEO NEOs noted are John Docherty, the Company’s President, Greg Downey, the Company’s CFO from April 2021 to June 2023 and Allan Spissinger, the Company’s CFO from July 2017 to April 2021;

(2)

The amounts shown in the Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually realized or received, but rather reflect compensation as set forth in the Summary Compensation Table for each year, adjusted as described in footnote 3 below;

(3)

Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718.

(4)

As we have not paid any dividends, cumulative TSR is calculated by dividing $100 by the last closing price in fiscal 2020 to obtain a number of shares, and multiplying that number of shares by the closing price on the last trading day of the relevant measure period.

PEO Prior FYE Current FYE Fiscal Year	08/31/2021 08/31/2022 2022	08/31/2022 08/31/2023 2023
SCT Total	483,874	287,632
Minus Grant Date Fair Value of Options Awards Granted in Fiscal Year	-	-
Plus Fair Value at FYE of Outstanding and Unvested Option Awards Granted in Fiscal Year	84,830	-
Plus Change in Fair Value of Outstanding and Unvested Option Awards Granted in Prior Fiscal Years	(151,724)	(130,693)
Plus Fair Value at Vesting of Option Awards Granted in Fiscal Year That Vested During Fiscal Year	139,106	-
Plus Changes in Fair Value as of Vesting Date of Option Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	-	-
Minus Fair Value as of Prior Fiscal Year-End of Option Awards Granted in Prior Fiscal Years that Failed to Meet Applicable Vesting Conditions During Fiscal Year	-	-
Compensation Actually Paid	556,086	156,939

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NEOs Prior FYE Current FYE Fiscal Year	08/31/2021 08/31/2022 2022	08/31/2022 08/31/2023 2023
SCT Total	367,408	237,188
Minus Grant Date Fair Value of Options Awards Granted in Fiscal Year	-	-
Plus Fair Value at FYE of Outstanding and Unvested Option Awards Granted in Fiscal Year	70,391	-
Plus Change in Fair Value of Outstanding and Unvested Option Awards Granted in Prior Fiscal Years	(126,932)	(95,130)
Plus Fair Value at Vesting of Option Awards Granted in Fiscal Year That Vested During Fiscal Year	116,351	-
Plus Changes in Fair Value as of Vesting Date of Option Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	(23,536)	(1,582)
Minus Fair Value as of Prior Fiscal Year-End of Option Awards Granted in Prior Fiscal Years that Failed to Meet Applicable Vesting Conditions During Fiscal Year	19,329	-
Compensation Actually Paid	384,353	140,476

Compensation of Directors

The following compensation was provided to the Directors of Lexaria who are not also Named Executive Officers during the fiscal year ended August 31, 2023:

Name	Fees earned or paid in cash (US$)	Stock Awards ($)	Option Awards (US$)(1)	Non- Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total (US$)
Nicholas Baxter	$48,750	Nil	$31,995	Nil	Nil	Nil	$80,745
William (Ted) McKechnie	$40,043	Nil	$31,995	Nil	Nil	Nil	$72,038
Albert Reese Jr.	$45,000	Nil	$9,779	Nil	Nil	Nil	$54,779
Catherine C. Turkel	$33,750	Nil	$15,167	Nil	Nil	Nil	$48,917

1)	The fair value of the stock options awarded was estimated using the Black-Scholes option pricing model.

Each independent Director entered into a Board of Director Services Agreement with the Company whereby they are paid $30,000 annually as compensation for their director services, $5,000 annually as compensation for their committee services and $5,000 annually as compensation for acting as the Chair on any committee.  In addition, each independent director receives an annual stock option allotment of 5,000 options.  The four independent directors have been granted an aggregate of 64,600 stock options with a calculated fair value of $88,936 and is included in consulting expense during the fiscal year 2023.

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There are no arrangements or plans in which we provide pension, retirement or similar benefits for our independent Directors, except that they may receive additional stock options at the discretion of our Board of Directors.

Securities Authorized for Issuance under Equity Compensation Plans

We have no long-term incentive plans other than the incentive plans described below.

Equity Compensation Plan Information

The following table sets forth certain information concerning all equity compensation plans previously approved by shareholders and all previous equity compensation plans not previously approved by shareholders, as of the most recently completed fiscal year ended August 31, 2023.

EQUITY COMPENSATION PLAN INFORMATION
Plan category	# of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	# of securities available for issuance under equity compensation plans (excluding securities in column (a))
Equity compensation plans not approved by shareholders	Nil	Nil	Nil
Equity compensation plans approved by shareholders:
Equity Incentive Plan	446,936	3.36	63,497
Total	446,936	3.36	63,497

Purchases of Equity Securities by the Issuer and Affiliated Purchasers

We did not purchase any of our common shares or other securities during our fiscal year ended August 31, 2023.

Transactions with Related Persons and Related Person Transaction Policy

No Director, executive officer, shareholder holding at least 5% of shares of our common stock, or any family member thereof, had any material interest, direct or indirect, in any transaction, or proposed transaction since the beginning of the year ended August 31, 2023, in which the amount involved in the transaction exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at the year-end for the last two completed fiscal years.

Under our Code of Ethics, our senior financial officers are required to act with honesty and integrity, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships.  In addition, our Audit and Finance Committee Charter provides that the Audit and Finance Committee will be responsible for the review of any related-party transactions.

Anti-Hedging Policy

We have not established any sort of anti-hedging policy that would prohibit our executive officers and Directors from hedging the economic interest of their stock ownership and holding shares of the Company’s common stock in a margin account or pledging shares as collateral for a loan.

Employment Agreements

For information regarding compensation for our executive officers and Directors, see “Summary Compensation” beginning on page 14.

Fees Paid to Our Independent Registered Public Accounting Firm

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Audit Fees

Davidson & Company LLP acted as our independent registered public accounting firm from 2016 to 2022.  After completion of our 2022 audit, MaloneBailey LLP was appointed as our independent auditor.  The aggregate fees billed for the most recently completed fiscal years ended August 31, 2023 and August 31, 2022 for professional services rendered by the principal accountant and to others for the provision of specialized advice for the audit of our annual financial statements and review of the financial statements included in our quarterly reports on Form 10-Q and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for these fiscal periods were as follows:

	Year Ended
	August 31, 2023	August 31, 2022
Audit Fees	$95,900	$86,975
Audit Related Fees	$32,960	$25,521
Tax Fees	$10,150	$-
Total	$139,010	$112,496

Audit fees consist of fees billed for professional services rendered for the audits of our financial statements, reviews of our interim financial statements included in quarterly reports, services performed in connection with filings with the SEC and related comfort letters and other services that are normally provided by MaloneBailey LLP and Davidson & Company LLP, respectively, for the fiscal years ended August 31, 2023 and August 31, 2022 in connection with statutory and regulatory filings or engagements.

MaloneBailey LLP will be submitted to the shareholders for ratification as to its continued appointment under Proposal 2 located at page 26.

Audit related Fees

Audit related fees consist of fees billed for assurance and related services by Lexaria’s principal accountants for the fiscal years ended August 31, 2023 and August 31, 2022 in connection with statutory and regulatory filings or engagements.

Tax Fees

Tax fees consist of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and local tax compliance and consultation in connection with various transactions and acquisitions.

All Other Fees

We did not use either MaloneBailey LLP or Davidson & Company LLP for financial information system design and implementation. These services, which include designing or implementing a system that aggregates source data underlying the financial statements or generates information that is significant to our financial statements, are provided internally or by other service providers.

Effective May 6, 2003, the SEC adopted rules that require that before our independent auditors are engaged by us to render any auditing or permitted non-audit related service, the engagement be:

•	approved by our audit committee; or

•

entered into pursuant to pre-approval policies and procedures established by the Board of Directors, provided the policies and procedures are detailed as to the particular service, the Board of Directors is informed of each service, and such policies and procedures do not include delegation of the Board of Directors’ responsibilities to management.

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Our Board of Directors pre-approves all services provided by our independent auditors. All of the above services and fees were reviewed and approved by the Board of Directors either before or after the respective services were rendered.

Our Board of Directors has considered the nature and amount of fees billed by our independent auditors and believes that the provision of services for activities unrelated to the audit is compatible with maintaining our independent auditors’ independence.

PROPOSALS FOR SHAREHOLDER VOTE

Proposal 1

Election of Directors

Our Board of Directors has nominated the persons previously named under Director Nominees as candidates for Directors at the Meeting. These nominees are all of our current Directors and information regarding their expertise is provided under the Director Nominees section.  Unless otherwise directed, the proxy holders will vote the proxies received by them for the election of:  Christopher Bunka, John Docherty, Ted McKechnie, Nicholas Baxter, Albert Reese Jr. and Dr. Catherine C. Turkel.

Each Director who is elected will hold office until the next Meeting of Shareholders and until their successor is elected and qualified. Any Director may resign their office at any time and may be removed at any time by the majority of votes of the shareholders given at a special meeting of our shareholders called for that purpose.

Our Board of Directors recommends that you vote FOR the nominees.

Proposal 2

Ratification of the Continued Appointment of the Independent Registered Public Accounting Firm

Our Audit and Finance Committee has directed our Board of Directors to ask our shareholders to ratify the continued appointment of MaloneBailey LLP, as our independent registered public accounting firm for the fiscal year ending August 31, 2024 at a remuneration to be fixed by the Board.  MaloneBailey LLP was first appointed in November 2022 by the Company as its independent registered public accounting firm to replace Davidson & Company LLP after they advised that they would not be standing for re-appointment, all as previously disclosed in a Form 8-K filed by the Company on November 28, 2022.

Shareholder ratification of the continued appointment of MaloneBailey LLP is not required under Nevada corporate law or pursuant to our bylaws.  However, our Board of Directors is submitting the continued appointment of MaloneBailey LLP as our independent registered public accounting firm to our shareholders for ratification as a matter of corporate practice. If our shareholders fail to ratify the continued appointment, our Board of Directors will reconsider whether or not to retain the firm. Even if the appointment is ratified our Board of Directors, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if our Board of Directors determines that such a change would be in the best interest of our Company and our shareholders.

Representatives of MaloneBailey LLP are not expected to be present at the Meeting. However, we will provide contact information for MaloneBailey LLP to any shareholders who would like to contact the firm with questions and the firm will be expected to respond to any appropriate questions; however, if representatives from MaloneBailey LLP are present at the Meeting, they will have an opportunity to make a statement if they desire to do so.

Unless otherwise directed, the proxy holders will vote the proxies received by them for the ratification of the continued appointment of MaloneBailey LLP as our independent registered public accounting firm for the fiscal year ending August 31, 2024.

At the Meeting the shareholders entitled to vote who are present in person or via proxy will be asked to approve the following resolution by a simple majority:

“RESOLVED THAT the continued appointment of MaloneBailey LLP as our independent registered public accounting firm is ratified, approved and confirmed and that the remuneration be fixed by the Board.”

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Our Board of Directors recommends that you vote FOR the ratification of the continued appointment of MaloneBailey LLP as our independent registered public accounting firm as our auditors for the fiscal year ending August 31, 2024 at a remuneration to be fixed by the Board.

Proposal 3

Ratification and Approval of Acts of the Directors

Since the date of the last meeting of shareholders, the Board of Directors have effected transactions, entered into contracts and have completed other lawful acts by and on behalf of the Company.  At the Meeting, the shareholders entitled to vote who are present in person or via proxy will be asked to approve the following resolution by way of a simple majority:

“RESOLVED THAT the lawful acts of the Directors made by and on behalf of the Company and effected since the date of the last shareholders’ meeting are hereby ratified and approved.”

Our Board of Directors recommends a vote in favour for the ratification of the Directors’ lawful acts.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No Director, executive officer, or nominee for election as a Director of the Company and no associate of any of the foregoing persons has any substantial interest, direct or indirect, by security holding or otherwise, in any matter to be acted upon at the Meeting.

“HOUSEHOLDING” OF PROXY MATERIALS

The SEC permits companies and intermediaries such as brokers to satisfy the delivery requirements for proxy statements and Annual Reports with respect to two or more shareholders sharing the same address by delivering a single Proxy Statement or Annual Report, as applicable, addressed to those shareholders. This process, which is commonly referred to as “householding”, potentially provides extra conveniences for shareholders and cost savings for companies.

Although we do not intend to household for our shareholders of record, some brokers household our proxy materials and Annual Reports, delivering a single copy of the Proxy Statement or Annual Report to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that it will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of the Proxy Statement or Annual Report, or if you are receiving multiple copies of either document and wish to receive only one, please notify your broker. Shareholders who currently receive multiple copies of the Proxy Statement at their address from their brokers and would like to request “householding” of their communications should contact their brokers.

SHAREHOLDER PROPOSALS

Shareholders may submit proposals or director nominations for inclusion by the Company in next year’s proxy statement. For your proposal or director nomination to be considered for inclusion in our proxy statement for next year’s annual meeting, your written proposal must be received by our corporate secretary at our principal executive office no later than 120 days before the anniversary of the release date of this Proxy Statement, unless the date of next year’s annual meeting is changed by more than thirty (30) days from the date of this year’s Meeting.  If the date of next year’s annual meeting is changed by more than thirty (30) days from the date of this year’s Meeting, then the deadline is a reasonable time before the Company begins to print and mail its proxy materials.  After such date, any shareholder proposal will be considered untimely.

If we change the date of next year’s annual meeting by more than thirty (30) days from the date of this year’s Meeting, then the deadline is a reasonable time before we begin to print and distribute our proxy materials. You should also be aware that your proposal must comply with SEC regulations regarding inclusion of shareholder proposals in company-sponsored proxy materials, and with any provision in our bylaws regarding the same.

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Lexaria Bioscience Corp. expects to hold its next annual meeting of shareholders in April 2025 with proxy materials expected to be published in February 2025. Proposals from shareholders intended to be present at the next annual meeting of shareholders should be addressed to Lexaria Bioscience Corp., 100 – 740 McCurdy Road, Kelowna, British Columbia, V1X 2P7, Canada, Attention: Corporate Secretary.  We must receive the proposals by November 14, 2024. Upon receipt of any such proposal, we shall determine whether or not to include any such proposal in the Proxy Statement and proxy in accordance with applicable law. It is suggested that shareholders forward such proposals by Certified Mail-Return Receipt Requested. After November 14, 2024, any shareholder proposal will be considered to be untimely.

As to any proposal that a shareholder intends to present to shareholders other than by inclusion in our proxy statement for our 2025 annual meeting of shareholders, the proxies named in our proxy for that meeting will be entitled to exercise their discretionary voting authority on that proposal unless we receive notice of the matter to be proposed not later than Thursday, November 14, 2024. Even if proper notice is received on or prior to that date, the proxies named in our proxy for that meeting may nevertheless exercise their discretionary authority with respect to such matter by advising shareholders of that proposal and how they intend to exercise their discretion to vote on such matter, unless the shareholder making the proposal solicits proxies with respect to the proposal to the extent required by Rule 14a-4(c)(2) under the Securities Exchange Act of 1934.

With respect to business to be brought before the Meeting, we have received no notices from our shareholders that we were required to include in this proxy statement.

WHERE YOU CAN FIND MORE INFORMATION

We file annual and other reports, proxy statements and other information with the SEC and these documents are available to the public from the SEC’s website located at www.sec.gov.  Additional information regarding our Company and our business activities is available on the SEDAR+ website located at www.sedarplus.ca and at our Company’s website located at http://www.lexariabioscience.com. Our Company’s financial information is provided in our Company’s audited financial statements and related management discussion and analysis for its most recently completed financial year end may be viewed on the SEDAR+ website.

SOLICITATION OF PROXIES

This solicitation is made on behalf of the Board of Directors. We will bear the costs of preparing, mailing, online processing and other costs of the proxy solicitation made by the Board of Directors. Certain of our officers and employees may solicit the submission of proxies authorizing the voting of common shares in accordance with the recommendations of the Board of Directors. Such solicitations may be made by telephone, facsimile transmission or personal solicitation. No additional compensation will be paid to such officers, directors or regular employees for such services. We will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in sending proxy material to stockholders.

OTHER MATTERS

Our Board of Directors does not intend to bring any other business before the Meeting and, so far as is known to our Board of Directors, no matters are to be brought before the Meeting except as specified in the Notice of Meeting. If any other matters are properly brought before the Meeting, it is the intention of the persons named on the proxy to vote the common shares represented by the proxy on such matters in accordance with their judgment.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Christopher Bunka
Christopher Bunka
Chairman of the Board

March 6, 2024

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Your **Vote** Counts!

LEXARIA BIOSCIENCE CORP.

2024 Annual Meeting

Vote by April 22, 2024

11:59 PM ET

GENERAL BROKER

Hextone, Inc.
P.O. Box 9142
Farmingdale, NY 11735

1 OF 2
322,224
148,294

Ricky Campana
P.O. Box 123456
Suite 500
51 Mercedes Way
Edgewood, NY 11717

30#

FLASHID-JOB#

You invested in LEXARIA BIOSCIENCE CORP. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on April 23, 2024.**

Get informed before you vote

View the Annual Report, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 09, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control # XXXX XXXX XXXX XXXX

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

April 23, 2024
1:00 PM PDT

*If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

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Vote at www.ProxyVote.com

Control # XXXX XXXX XXXX XXXX

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

LEXARIA BIOSCIENCE CORP.
2024 Annual Meeting
Vote by April 22, 2024
11:59 PM ET

Voting Items		Board Recommends
1.	Election of Directors **Nominees:**	
1A	Christopher Bunka	For
1B	John Docherty	For
1C	William (Ted) McKechnie	For
1D	Nicholas Baxter	For
1E	Albert Reese Jr.	For
1F	Catherine C. Turkel	For
2	Ratification of the Continued Appointment of MaloneBailey LLP as the Company's independent auditors	For
3	Ratification and Approval of Lawful Acts of the Directors	For

Under New York Stock Exchange rules, brokers may vote "routine" matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. **We will nevertheless follow your instructions, even if the broker's discretionary vote has already been given, provided your instructions are received prior to the meeting date.**

1.00000
322,224
148,294

FLASHID-JOB#

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on Tuesday, April 23, 2024

NAME
ADDRESS1
ADDRESS2
COUNTRY

Control #:	XXXXXXXXX

As part of our efforts to conserve environmental resources and prevent unnecessary corporate expenses, LEXARIA BIOSCIENCE CORP. has elected to provide Internet access to its proxy statement and annual reports rather than mailing paper copies. This reduces postage, printing expenses, and unnecessary paper waste.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Voting Items

The board of directors recommends a vote FOR all the nominees for director in Proposal 1 and FOR Proposals 2-3.

1. ELECTION OF DIRECTORS

1.	Christopher Bunka	2.	John Docherty	3.	William (Ted) McKechnie
4.	Nicholas Baxter	5.	Albert Reese Jr.	6.	Catherine C. Turkel

2. Ratification of the Continued Appointment of MaloneBailey LLP as the Company's independent auditors
3. Ratification and Approval of Lawful Acts of the Directors

HOW TO ACCESS THE PROXY MATERIALS

The proxy statement and annual report to security holders are available online at: www.colonialstock.com/lexaria2024

HOW TO VOTE

BY INTERNET www.colonialstock.com/lexaria2024
On the above website, you can vote by clicking "Vote" and then entering the control number above as directed.

BY PHONE 877-285-8605

BY MAIL Send a paper proxy voting card by mail. You may request a proxy card by contacting us at 877-285-8605.

IN PERSON Vote in person at the meeting.

MEETING INFORMATION

Meeting Type:	Annual Meeting
Meeting Date:	April 23, 2024 1:00 PM PT
Meeting Location:	LEXARIA BIOSCIENCE CORP VIA EVENT CONFERENCING 1-888-886-7786

TO ORDER A PAPER OR E-MAIL COPY OF THE PROXY MATERIALS:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery, please make your request for a copy as instructed below on or before: April 13, 2024

1. By Phone: (877) 285-8605
2. By Internet: www.colonialstock.com/lexaria2024
3. By Email annualmeeting@colonialstock.com

If requesting materials by email, please include the control number listed above with your request.

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Voting Instructions

You can vote by Internet or Telephone!

Instead of mailing your proxy, you may choose one of the three voting options outlined below.

<Shareholder Name>
<Shareholder Address1>
<Shareholder Address2>
<Shareholder Address3>

VOTE BY INTERNET – www.colonialstock.com/LEXX2024

- You can view the Lexaria Bioscience Corp. Annual Report and Proxy Statement and submit your vote online at the website listed above up until 04:00 PM PT on 04/22/2024. You will need the control number below in order to do so.
- Follow the instructions on the secure website to complete your vote.

VOTE BY PHONE – 877-285-8605

- You may vote by phone until 04:00 PM PT on 04/22/2024.
- Please have your notice and proxy card in hand when you call.

VOTE BY MAIL

- If you have not voted via the internet OR telephone, mark, sign and return your proxy ballot to Colonial Stock Transfer, 7840 S 700 E, Sandy, UT 84070
- Votes by mail must be received by 04/22/2024.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

Control #: 0000 0000 0000

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED.

The undersigned hereby appoints Christopher Bunka or John Docherty, and each or either of them, proxies for the undersigned, with full power of substitution, to vote all shares of common stock, $0.001 par value per share ("Shares") of Lexaria Bioscience Corp. (the "Company") which the undersigned would be entitled to vote at the ANNUAL MEETING OF STOCKHOLDERS OF THE COMPANY (THE "MEETING") TO BE HELD AT 100 – 740 MCCURDY ROAD, KELOWNA, BRITISH COLUMBIA ON APRIL 23, 2024, AT 1:00 P.M., PACIFIC TIME, and directs that the Shares represented by this Proxy shall be voted as indicated below:

1. Election of Directors

Nominees:	For	Withhold
1) Christopher Bunka	☐	☐
2) John Docherty	☐	☐
3) William (Ted) McKechnie	☐	☐
4) Nicholas Baxter	☐	☐
5) Albert Reese Jr.	☐	☐
6) Catherine C. Turkel	☐	☐

	For	Against	Abstain
2. Ratification of the Continued Appointment of MaloneBailey LLP as the Company's independent auditors	☐	☐	☐
3. Ratification and Approval of Lawful Acts of the Directors	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

The board of directors recommends a vote FOR all the nominees for director in Proposal 1 and FOR Proposals 2-3. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this Proxy will be voted FOR proposals 1-3.

Please indicate if you plan to attend this meeting*. Yes ☐ No ☐

*Attendance at the meeting will be via Event Conferencing by calling in to: **1-888-886-7786** at the appointed meeting time.

Sign exactly as name appears hereon. For joint accounts, all co-owners should sign. Executors, administrators, custodians, trustees, etc. should so indicate when signing.

Signature	Date	Signature (Joint Owners)	Date

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